Exhibit 24
Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher and Robert I. Turner, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Mark R. Patterson
	Name:	Mark R. Patterson

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Mark R. Patterson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
6.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

7.	avoid conflicts that would impair your ability to act in the principal’s best interest;

8.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

9.	keep a record or all receipts, payments, and transactions conducted for the principal; and

10.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher
March 11, 2010

By:	/s/ Robert I. Turner
Robert I. Turner
March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared each of Eric J. Gleacher and Robert I. Turner, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher and Robert I. Turner, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Robert S. Yingling
	Name:	Robert S. Yingling

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert S. Yingling, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
11.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

12.	avoid conflicts that would impair your ability to act in the principal’s best interest;

13.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

14.	keep a record or all receipts, payments, and transactions conducted for the principal; and

15.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher March 11, 2010

By:	/s/ Robert I. Turner
Robert I. Turner March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared each of Eric J. Gleacher and Robert I. Turner, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher and Robert I. Turner, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Bruce Rohde
	Name:	Bruce Rohde

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Bruce Rohde, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
16.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

17.	avoid conflicts that would impair your ability to act in the principal’s best interest;

18.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

19.	keep a record or all receipts, payments, and transactions conducted for the principal; and

20.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher March 11, 2010

By:	/s/ Robert I. Turner
Robert I. Turner March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared each of Eric J. Gleacher and Robert I. Turner, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name: Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Robert I. Turner, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Eric J. Gleacher
	Name:	Eric J. Gleacher

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Eric J. Gleacher, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name: Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
21.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

22.	avoid conflicts that would impair your ability to act in the principal’s best interest;

23.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

24.	keep a record or all receipts, payments, and transactions conducted for the principal; and

25.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Robert I. Turner
Robert I. Turner
March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert I. Turner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name: Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher and Robert I. Turner, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Christopher R. Pechock
	Name:	Christopher R. Pechock

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher R. Pechock, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name: Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
26.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

27.	avoid conflicts that would impair your ability to act in the principal’s best interest;

28.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

29.	keep a record or all receipts, payments, and transactions conducted for the principal; and

30.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher
March 11, 2010

By:	/s/ Robert I. Turner
Robert I. Turner
March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared each of Eric J. Gleacher and Robert I. Turner, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name: Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher and Robert I. Turner, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Marshall Cohen
	Name:	Marshall Cohen

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Marshall Cohen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
31.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

32.	avoid conflicts that would impair your ability to act in the principal’s best interest;

33.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

34.	keep a record or all receipts, payments, and transactions conducted for the principal; and

35.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher
March 11, 2010

By:	/s/ Robert I. Turner
Robert I. Turner
March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared each of Eric J. Gleacher and Robert I. Turner, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher and Robert I. Turner, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Victor Mandel
	Name:	Victor Mandel

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Victor Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
36.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

37.	avoid conflicts that would impair your ability to act in the principal’s best interest;

38.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

39.	keep a record or all receipts, payments, and transactions conducted for the principal; and

40.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher
March 11, 2010

By:	/s/ Robert I. Turner
Robert I. Turner
March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared each of Eric J. Gleacher and Robert I. Turner, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher and Robert I. Turner, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Peter J. McNierney
	Name:	Peter J. McNierney

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Peter J. McNierney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arcicro-Craig

Notary Public

Printed Name:	Patricia Arcicro-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
46.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

47.	avoid conflicts that would impair your ability to act in the principal’s best interest;

48.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

49.	keep a record or all receipts, payments, and transactions conducted for the principal; and

50.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher
March 11, 2010

By:	/s/ Robert I. Turner
Robert I. Turner
March 11, 2010

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared each of Eric J. Gleacher and Robert I. Turner, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

Power of Attorney
     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Eric J. Gleacher as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission, any and all amendments and to the Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.
     The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     In witness whereof I have hereunto signed my name on March 11, 2010.

By:	/s/ Robert I. Turner
	Name:	Robert I. Turner

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert I. Turner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
51.	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

52.	avoid conflicts that would impair your ability to act in the principal’s best interest;

53.	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

54.	keep a record or all receipts, payments, and transactions conducted for the principal; and

55.	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I have read the foregoing Power of Attorney. I am the person identified therein as agent for each of the principals named therein.

By:	/s/ Eric J. Gleacher
Eric J. Gleacher
March 11, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
     On the 11 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Eric J. Gleacher, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Sworn to before me on this 11 day of March, 2010.

/s/ Patricia Arciero-Craig

Notary Public

Printed Name:	Patricia Arciero-Craig